                                                                     EXHIBIT 1.2





                                 820,000 Shares

                            APAC TELESERVICES, INC.
                           (an Illinois corporation)

                                 Common Shares

                           (Par Value $.01 Per Share)

                        INTERNATIONAL PURCHASE AGREEMENT
                        --------------------------------

                                                                          , 1996
                                                            --------------

MERRILL LYNCH INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
SMITH BARNEY INC.
WILLIAM BLAIR & COMPANY, L.L.C.
  as Lead Managers of the several Managers
c/o  Merrill Lynch International
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
ENGLAND

Dear Sirs:

                 APAC TeleServices, Inc., a United States company incorporated in the State of Illinois (the "Company"), and each of the shareholders of the Company named in Schedule B hereto (the "Selling Shareholders"), confirm their respective agreements with you and each of the other underwriters named in Schedule A hereto (collectively, the "Managers," which term shall also include any underwriter substituted as hereinafter provided in Section 10), for whom you are acting as lead managers (in such capacity, the "Lead Managers"), with respect to the sale by the Selling Shareholders, acting severally and not jointly, and the purchase by the Managers, acting severally and not jointly, of the respective number of Common Shares, par value $.01 per share, of the Company (the "Common Shares") set forth in said Schedules A and B hereto and with respect to the grant by certain of the

Selling Shareholders to the Managers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 123,000 additional Common Shares to cover over-allotments, if any, in each case except as may otherwise be provided in the International Pricing Agreement, as hereinafter defined. The 820,000 Common Shares (the "Initial International Securities") to be purchased by the Managers and all or any part of the 123,000 Common Shares subject to the option described in Section 2(b) hereof (the "International Option Securities") are collectively hereinafter called the "International Securities".

                 It is understood that the Company and the Selling Shareholders are concurrently entering into an agreement dated the date hereof (the "U.S. Purchase Agreement") providing for the offering by the Selling Shareholders of 3,280,000 Common Shares (the "Initial U.S. Securities") through arrangements with certain underwriters in the United States (the "U.S. Underwriters") for which Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Lehman Brothers Inc., Smith Barney Inc. and William Blair & Company, L.L.C. are acting as representatives (the "U.S. Representatives") and the grant by certain of the Selling Shareholders to the U.S. Underwriters, acting severally and not jointly, of an option to purchase all or any part of the U.S. Underwriters' pro rata portion of up to 492,000 additional Common Shares solely to cover over-allotments, if any (the "U.S. Option Securities" and, together with the International Option Securities, the "Option Securities"). The Initial U.S. Securities and the U.S. Option Securities are hereinafter called the "U.S. Securities". It is understood that the Selling Shareholders are not obligated to sell, and the Managers are not obligated to purchase, any Initial International Securities unless all of the Initial U.S. Securities are contemporaneously purchased by the U.S. Underwriters.

                 The Managers and the U.S. Underwriters are hereinafter collectively called the "Underwriters", the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities" and the International Securities and the U.S. Securities are hereinafter collectively called the "Securities".

                 Prior to the purchase and public offering of the International Securities by the several Managers, the Company, the Selling Shareholders and the Lead Managers, acting on behalf of the several Managers, shall enter into an agreement substantially in the form of Exhibit A hereto (the "International Pricing Agreement"). The International Pricing Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Shareholders and the Lead Managers and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the International Securities will be governed by this Agreement, as supplemented by the International Pricing Agreement. From and after the date of the execution and delivery of the International Pricing Agreement, this Agreement shall be deemed to incorporate the International Pricing Agreement. The initial public offering price and the purchase price with respect to the U.S. Securities shall be set forth in a separate instrument (the "U.S. Pricing Agreement"), the form of which is attached to the U.S. Purchase Agreement.

                 The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-14097) and related preliminary prospectuses for the registration of the Securities under the Securities Act of 1933 (the "1933 Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required pursuant to this Agreement, the 1933 Act or otherwise. Such registration statement (as amended, if applicable) and the two prospectuses constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated therein by reference and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) or Rule 434 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement", the "International Prospectus" and the "U.S. Prospectus", respectively, and the International and U.S. Prospectuses are hereinafter together called "Prospectuses" and, each individually, a Prospectus except that if any revised prospectuses shall be provided to the Managers or the U.S. Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectuses on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the terms "International Prospectus" and "U.S. Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the Managers or the U.S. Underwriters, as the case may be, for such use. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, all references to the Prospectuses shall be deemed to include, without limitation, the form of prospectuses and the term sheets, taken together, provided to the Managers and the U.S. Underwriters by the Company in reliance on Rule 434 under the 1933 Act (the "Rule 434 Prospectuses"). If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to include both the registration statement referred to above (No. 333-14097) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act, the 1934 Act, or otherwise. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectuses, the Prospectuses or any term sheets or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

                 All references in this Agreement to financial statements and schedules and other information which is "contained", "included", "described" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectuses (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectuses, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectuses shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectuses, as the case may be.

                 The Company and the Selling Shareholders understand that the Managers propose to make a public offering of the International Securities as soon as the Lead Managers deem advisable after the Registration Statement becomes effective and the International Pricing Agreement has been executed and delivered. The price per share for the U.S. Securities to be purchased by the U.S. Underwriters pursuant to the U.S. Purchase Agreement shall be identical to the price per share for the International Securities to be purchased by the Managers hereunder.

                 SECTION 1.  Representations and Warranties.

                 (a) The Company represents and warrants to each of the Managers as of the date hereof and as of the date of the International Pricing Agreement (such latter date being hereinafter referred to as the "International Representation Date") as follows:

                          (i) The Company meets the requirements for use of Form S-3 under the 1933 Act. At the respective times the Registration Statement and any post-effective amendments thereto become effective and at the International





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                 Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectuses, at the International Representation Date (unless the term "Prospectuses" refers to prospectuses which have been provided to the Managers and the U.S. Underwriters by the Company for use in connection with the offering of the Securities which differ from the Prospectuses on file at the Commission at the time the Registration Statement becomes effective, in which case at the time such prospectuses are first provided to the Managers and the U.S. Underwriters for such use) and at Closing Time referred to in Section 2 hereof, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectuses made in reliance upon and in conformity with information furnished to the Company in writing by the Managers through the Lead Managers expressly for use in the Registration Statement or the Prospectuses.

                          (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectuses, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectuses, at the time the Registration Statement and any post-effective amendments thereto become effective and at the Closing Time will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          (iii) The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                          (iv) The historical financial statements included or incorporated by reference in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly the financial position of the Company at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The historical Income Statement Data and Balance Sheet Data contained in the Registration Statement under the captions "Summary Financial and Operating Data" and "Selected Financial and Operating Data" and the historical Income Statement Data under the caption "Recent Developments" in the Registration Statement have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                          (v)  Since the respective dates as of which
                 information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                          (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Illinois and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement; the Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of Iowa; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                          (vii) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the subsidiaries was issued in violation of the preemptive or similar rights of any stockholder of such corporation arising by operation of law, under the charter or by-laws of any subsidiary or under any agreement to which the Company or any subsidiary is a party. Except for the shares of capital stock of each of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or by the Prospectuses. The only subsidiaries of the Company are APAC TeleServices of Michigan, Inc., a Michigan corporation, APAC TeleServices of Illinois, Inc., an Illinois corporation, and APAC Insurance Services Agency, Inc., an Illinois corporation. Such subsidiaries, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

                          (viii) Each of the contracts and agreements between the Company and the clients of the Company listed on Schedule C hereto (each, a "Contract" and collectively, the "Contracts") and the Employment Agreement, dated May 26, 1995, as amended on October 3, 1995, between the Company and Marc S. Simon (the "Simon Agreement") has been duly authorized, executed and delivered by the Company and, to the knowledge of the Company (with respect to each





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
                 Contract), by the other parties thereto, is enforceable in accordance with its terms and is in full force and effect, without termination or cancellation provisions having been exercised by any of the parties thereto; to the knowledge of the Company, no exercise of termination or cancellation provisions of any of the Contracts or the Simon Agreement is contemplated or has been threatened by any of the parties thereto; and the consummation of the transactions contemplated in each of the Contracts and the Simon Agreement has been duly authorized by all necessary corporate action. The Company has not received any notice or is otherwise aware of any material infringement of or material dispute arising out of the rights or obligations of the Company or the other parties to such Contracts or the Simon Agreement under the terms of any of the Contracts or the Simon Agreement.

                          (ix) The authorized, issued and outstanding capital stock of the Company is set forth in the Prospectuses under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to employee benefit plans referred to in the Prospectuses, pursuant to the exercise of options referred to in the Prospectuses or pursuant to the employee stock purchase plan referred to in the Prospectuses); the issued and outstanding Common Shares, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding Common Shares, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising by operation of law, under the charter or by-laws of the Company or under any agreement to which the Company or any of its subsidiaries is a party; the Common Shares conform in all material respects to all statements relating thereto contained in the Prospectuses; and the Securities are not subject to preemptive or other similar rights of any securityholder of the Company arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any of its subsidiaries is a party.

                          (x) Neither the Company nor any of its subsidiaries is in violation of its charter or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject, including any of the Contracts; and the execution, delivery and performance of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or the passage of time or both, conflict with or constitute a material breach of, or material default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject, including any of the Contracts, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties or the terms and conditions of any material Governmental License (as defined below). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

                          (xi) Other than disputes incidental to the Company's business that could not reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, no labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors or any party to a Contract which in either case might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                          (xii) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which the Company, acting reasonably, believes is likely to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which the Company, acting reasonably, believes is likely to materially and adversely affect the properties or assets of the Company or any of its subsidiaries or the consummation of this Agreement or the U.S. Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder or under any of the Contracts; the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                          (xiii) There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations which have not been so described and filed as required.

                          (xiv) The Company and its subsidiaries own or possess, or reasonably believe they can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them in connection with the business now operated by them, and, other than as explicitly disclosed in writing to the Lead Managers, neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any such patent or proprietary rights, or of any facts which would render any such patent and proprietary rights invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                          (xv) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder or under the U.S. Purchase Agreement, or in connection with the offering, issuance or sale of the Securities hereunder or under the U.S. Purchase Agreement or the consummation of the transactions contemplated by this Agreement, the U.S. Purchase Agreement, the International Pricing Agreement and the U.S. Pricing Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                          (xvi) The Company, its subsidiaries and their respective telephone representatives who sell insurance-related products possess such certificates, authorities, permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate state, federal, local or foreign regulatory agencies or bodies necessary to conduct the business now operated or conducted by them except where the failure to possess such Governmental Licenses would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; the Company, its subsidiaries and their respective telephone representatives who sell insurance-related products are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Government Licenses to be in full force and effect would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                          (xvii)  This Agreement and the U.S. Purchase
                 Agreement have been, and, at the International Representation Date, the International Pricing Agreement and the U.S. Pricing Agreement will have each been, duly authorized, executed and delivered by the Company.

                          (xviii)  Except as set forth in the Prospectuses, the
                 Company and its subsidiaries are in compliance in all material respects with all applicable laws, statutes, ordinances, rules or regulations, the enforcement of which, individually or in the aggregate, would be reasonably expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                          (xix) The Company and its subsidiaries have good and marketable title to all material properties (real and personal) owned by the Company and its subsidiaries, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all properties held under lease by the Company or its subsidiaries are held under valid, subsisting and enforceable leases.

                          (xx) Except as disclosed in the Prospectuses, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                          (xxi) Except as disclosed in the Prospectuses, there are no outstanding options, warrants, or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any of its subsidiaries or any security convertible into or exchangeable for capital stock of the Company or any of its subsidiaries.

                          (xxii) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

                          (xxiii)  The Company is not, and upon the sale of the
                 Securities as contemplated herein and in the U.S. Purchase Agreement will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                          (xxiv) The Company and its subsidiaries have filed all federal, state, local and foreign tax returns that are required to be filed or has duly requested extension thereof and has paid all taxes required to be paid by them and any related assessments, fines or penalties except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(a)(iv) above in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

                          (xxv) The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as they reasonably believe is adequate to protect them against the occurrence of such events, (i) against the risk of which insurance is available and (ii) the occurrence of which would reasonably be likely to materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and all such insurance is in full force and effect.

                          (xxvi) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general and specific authorizations; (ii) transactions are recorded as necessary to permit preparations of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (xxvii)  The Company and its subsidiaries have not
                 (i) taken directly or indirectly, any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities or (ii) since the initial filing of the Registration Statement (A) bid for, purchased or paid anyone any compensation for soliciting purchases of, the Securities, or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                          (xxviii)  The Company has not distributed and, prior
                 to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Securities, will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than the Registration Statement, any preliminary prospectus filed with the Commission, the Prospectuses or other materials, if any, permitted by the 1933 Act or by the 1933 Act Regulations and approved by the Lead Managers and the U.S. Representatives.

                          (xxix) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the 1933 Act or the 1934 Act or by the 1933 Act Regulations or the 1934 Act Regulations to be described in the Registration Statement or the Prospectuses which is not so described or is not described as required.

                 (b) Each Selling Shareholder severally and not jointly represents and warrants to, and agrees with, each of the Managers as follows:

                          (i) All authorizations, approvals and consents (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws) necessary for the execution and delivery by such Selling Shareholder of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder hereunder and under the U.S. Purchase Agreement have been obtained and are in full force and effect; such Selling Shareholder has the full right, power and authority to enter into this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder and under the U.S. Purchase Agreement; and the trustees of each Selling Shareholder which is a trust and their successor or successors (the "Trustees") are duly and validly authorized to take each such action without the approval of any other person or court and the execution hereof and of the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement by the Trustees shall be an act which validly binds each Selling Shareholder which is a trust to the terms of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement, respectively.

                          (ii) The execution, delivery and performance of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and therein and compliance by such Selling Shareholder with its obligations hereunder and thereunder have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a material breach of, or material default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any material property or assets of such Selling Shareholder pursuant to, any treaty, law, regulation or decree or material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the material property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the trust agreement or other organizational or governing instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, regulation, judgment, order, writ or decree of any government, government instrumentality or court, foreign or domestic; and in the case of each Selling Shareholder that is a trust, the trust agreement or other organizational or governing instrument applicable thereto previously provided to the Lead Managers and the U.S. Representatives is a valid, binding and enforceable agreement under the laws of the State of Illinois and such agreement or other instrument has not been modified or revoked and is in full force and effect and the powers granted thereby and thereunder to the Trustees to take the actions referred to in (b)(i) above were validly granted and have not been modified or revoked and are in full force and effect; and no legal action is pending or threatened that challenges the validity of such trust agreement or other organizational or governing instrument or such powers granted to the Trustees.

                          (iii) Except as described in the Prospectuses, such Selling Shareholder has (or, in the case of Marc S. Simon, such Selling Shareholder has the right to acquire pursuant to the Simon Agreement) and will at Closing Time referred to in
                 Section 2(c) hereof and, if any International Option Securities are purchased, on each Date of Delivery referred to in Section 2(b) hereof, have good and marketable title to the Securities to be sold by such Selling Shareholder hereunder and under the U.S. Purchase Agreement, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than pursuant to this Agreement or the U.S. Purchase Agreement; and upon delivery of the International Securities and payment of the purchase price therefor as herein contemplated, each of the Managers will receive good and marketable title to the International Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                          (iv) Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities; and such Selling Shareholder has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than any preliminary prospectus filed with the Commission or the Prospectuses or other material permitted by the 1933 Act or the 1933 Act Regulations.

                          (v)  No filing with, or consent, approval,
                 authorization, order, registration, qualification or decree of, any governmental authority or body is necessary or required for the performance by such Selling Shareholder of its obligations hereunder or under the U.S. Purchase Agreement or in connection with the sale of the Securities hereunder or under the U.S. Purchase Agreement or the consummation of the transactions contemplated by this Agreement, the International Pricing Agreement, the U.S. Purchaser Agreement and the U.S. Pricing Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                          (vi) Such Selling Shareholder (or, if the Selling Shareholder is a trust, the Trustees thereof) has reviewed and is familiar with the Registration Statement; to the best knowledge of such Selling Shareholder such Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; such Selling Shareholder (or, if the Selling Shareholder is a trust, the Trustees thereof) is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder or under the U.S. Purchase Agreement by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectuses.

                          (vii) Such parts of the Registration Statement as specifically refer to such Selling Shareholder do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (viii) During a period of 180 days from the date of the International Pricing Agreement, such Selling Shareholder will not, without the prior written consent of Merrill Lynch International, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of capital stock of the Company or any security convertible or exchangeable into or exercisable for such capital stock owned by such Selling Shareholder or with respect to which such Selling Shareholder has the power of disposition, other than to (A) the Managers or the U.S. Underwriters pursuant to this Agreement or the U.S. Purchase Agreement, (B) members of such Selling Shareholder's immediate family, (C) a trust or trusts the beneficiaries of which are exclusively such Selling Shareholder, a member or members of the Theodore G. Schwartz family or other entities controlled by such Selling Shareholder or members of the Theodore G. Schwartz family, or (D) family limited partnerships which are controlled by such Selling Shareholder or members of the Theodore G. Schwartz family, provided that each transferee pursuant to subclauses (B), (C) and (D) above agrees in writing to be bound by the restrictions described above in b(viii).

                          (ix) Neither such Selling Shareholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article 1, paragraph (q) of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")), any member firm of the NASD.

                          (x) Such Selling Shareholder agrees to deliver to the Lead Managers and the U.S. Representatives at or prior to the Closing Time a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                 (c) Any certificate signed by any officer of the Company and delivered to the Lead Managers or to counsel for the Managers pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to each Manager as to the matters covered thereby; and any certificate signed by any Selling Shareholder as such and delivered to the Lead Managers or to counsel for the Managers pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to each Manager as to matters covered thereby.

                 (d) The liability of the Selling Shareholders for breach of the representation and warranty set forth in clause (b)(vi) above is limited as set forth in Section 6(a).

                 SECTION 2.  Sale and Delivery to Managers; Closing.

                 (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Selling Shareholder, severally and not jointly, agrees to sell to each Manager, severally and not jointly, and each Manager, severally and not jointly, agrees to purchase from each Selling Shareholder, at the price per share set forth in the International Pricing Agreement, that proportion of the number of Initial International Securities set forth in Schedule B opposite the name of such Selling Shareholder which the number of Initial International Securities set forth in Schedule A opposite the name of such Manager (plus any additional number of Initial International Securities that such Manager may become obligated to purchase pursuant to the provisions of Section 10 hereof) bears to the total number of Initial International Securities (except as otherwise provided in the International Pricing Agreement), subject to such adjustments as the Managers in their discretion shall make to eliminate any sales or purchases of fractional securities.

                          (1) If the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price and the purchase price per share to be paid by the several Managers for the International Securities have each been determined and set forth in the International Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectuses will be filed before the Registration Statement becomes effective.

                          (2) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price and the purchase price per share to be paid by the several Managers for the International Securities shall be determined by agreement among the Lead Managers, the Company and the Selling Shareholders and, when so determined, shall be set forth in the International Pricing Agreement. In the event that such prices have not been agreed upon and the International Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company, Selling Shareholders and the Lead Managers, except that Sections 1, 6, 7 and 8 shall remain in effect.

                 (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, certain of the Selling Shareholders as set forth on Schedule B hereto, acting severally and not jointly, hereby grant an option to the Managers severally and not jointly, to purchase up to an additional 123,000 Common Shares at the price per share set forth in the International Pricing Agreement. The option hereby granted will expire 30 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the 1933 Act Regulations, or (ii) the International Representation Date, if the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by the Lead Managers to such Selling Shareholders setting forth the number of International Option Securities as to which the several Managers are then exercising the option and the time and date of payment and delivery for such International Option Securities. Any such time and date of delivery for the International Option Securities (a "Date of Delivery") shall be determined by the Lead Managers, but shall not be, unless otherwise agreed upon by the Lead Managers and the Selling Shareholders granting such option, later than seven full business days after the exercise of said option, and in no event prior to Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the International Option Securities, the International Option Securities shall be sold by the Selling Shareholders granting such option substantially in proportion to the respective number of International Option Securities set forth opposite their names in Schedule B hereto and each of the Managers, acting severally and not jointly, will purchase from each such Selling Shareholder that proportion of the total number of International Option Securities set forth in Schedule B opposite the name of such Selling Shareholder as may be adjusted on a pro rata basis to reflect the aggregate number of International Option Securities then being purchased, which the number of Initial International Securities set forth in Schedule A opposite the name of such Manager bears to the total number of Initial International Securities.

                 (c) Payment of the purchase price for the Initial International Securities shall be made at the office of Merrill Lynch & Co., 5500 Sears Tower, Chicago, Illinois 60606, and delivery of the certificates for the Initial International Securities shall be made against payment therefor at the office of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1305, or (in either case) at such other place or places as shall be agreed upon by the Selling Shareholders and the Lead Managers, at 10:00 A.M. on the third business day (unless postponed in accordance with the provisions of Sections 10) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the third business day after execution of the International Pricing Agreement, unless the International Pricing Agreement is executed after 4:30 P.M., in which case on the fourth business day thereafter), or such other time not later than ten business days after such date as shall be agreed upon by the Selling Shareholders and the Lead Managers (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the International Option Securities are purchased by the Managers, payment of the purchase price for, and delivery of certificates for, such International Option Securities shall be made at the offices set forth above, or at such other place as shall be agreed upon by the Lead Managers and the Selling Shareholders that granted such option to the Managers, on each Date of Delivery as specified in the notice from the Lead Managers to such Selling Shareholders. Payment shall be made to the appropriate Selling Shareholders by wire transfer of, or certified or official bank check or checks drawn in, same day funds payable to the order of the appropriate Selling Shareholders against delivery to the Lead Managers, for the respective accounts of the Managers of certificates for the International Securities to be purchased by them. Certificates for the Initial International Securities and the International Option Securities, if any, shall be in such denominations and registered in such names as the Lead Managers may request in writing at least two business days before the Closing Time or the relevant Date of Delivery, as the case may be.

                 (d) It is understood that each Manager has authorized the Lead Managers, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial International Securities and the International Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Managers, may (but shall not be obligated to) make payment of the purchase price for the Initial International Securities or the International Option Securities, if any, to be purchased by any Manager whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Manager from its obligations hereunder. The certificates for the Initial International Securities and the International Option Securities, if any, will be made available for examination and packaging by the Lead Managers not later than 11:00 A.M. on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

                 SECTION 3. Covenants of the Company. The Company covenants with each of the Managers as follows:

                          (a) The Company will use its best efforts to cause the Registration Statement to become effective (as and when requested by the Lead Managers) and will notify the Lead Managers immediately, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall become effective, or any supplement to the Prospectuses or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, the Company will prepare a term sheet that complies with the requirements of Rule 434 under the 1933 Act Regulations. If the Company elects not to rely on Rule 434, the Company will provide the Managers with copies of the form of Prospectuses, in such number as the Managers may reasonably request, and timely file with the Commission such Prospectuses in accordance with Rule 424(b) of the 1933 Act by the close of business in New York on the business day immediately succeeding the date of the International Pricing Agreement. If the Company elects to rely on Rule 434, the Company will provide the Managers with copies of the forms of Rule 434 Prospectuses, in such number as the Managers may reasonably request, and timely file with the Commission the form of Prospectuses complying with Rule 434(b)(2) of the 1933 Act in accordance with Rule 424(b) of the 1933 Act by the close of business in New York on the business day immediately succeeding the date of the International Pricing Agreement.

                          (b) The Company will give the Lead Managers notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, (including any revised prospectuses which the Company proposes for use by the Managers or the U.S. Underwriters in connection with the offering of the Securities which differs from the prospectuses on file at the Commission at the time the Registration Statement first becomes effective, whether or not any such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations or any term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations), will furnish the Lead Managers with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Lead Managers or counsel for the Managers shall have reasonably objected; provided, however, that such objection shall not prevent the filing of any such amendment or supplement which, in the opinion of counsel for the Company, is required to be filed, pursuant to the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

                          (c) The Company has furnished or will deliver to the Lead Managers and counsel for the Managers, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Lead Managers a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Managers. The copies of the Registration Statement and each amendment thereto furnished to the Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                          (d) The Company will deliver to each Manager, without charge, from time to time until the effective date of the Registration Statement (or, if the Company has elected to rely upon Rule 430A, until such time the International Pricing Agreement is executed and delivered), as many copies of each preliminary prospectus as such Manager may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Manager, without charge, from time to time during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the International Prospectus (as amended or supplemented) as such Manager may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder; provided, that, in the event that a Manager is required to deliver an International Prospectus in connection with sales of any of the International Securities at any time nine months or more after the time of issuance of the International Prospectus, upon the request of such Manager but at such Manager's expense, the Company will prepare and deliver to such Manager as many copies as it may request of an International Prospectus (as amended or supplemented) complying with Section 10(a)(3) of the 1933 Act. The International Prospectus and any amendments or supplements thereto furnished to the Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                          (e) The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated by this Agreement, the U.S. Purchase Agreement and the Prospectuses. If, during the period in which a prospectus is required to be delivered by a Manager under the 1933 Act, any event shall occur as a result of which it is necessary to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary during such period to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the 1933 Act or 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to
                 Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the Managers such number of copies of such amendment or supplement as the Managers may reasonably request.

                          (f) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then following the execution of the International Pricing Agreement, the Company will prepare, and timely file with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of amended Prospectuses, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including amended Prospectuses), containing all information so omitted and will use its best efforts to cause such post-effective amendment to be declared effective as promptly as practicable.

                          (g) The Company will endeavor, in cooperation with the Managers and their counsel, to qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as the Lead Managers may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to take any action that would subject the Company to general service of process or taxation in any jurisdiction where it is not so subject at the date of this Agreement. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

                          (h) The Company will make generally available to its security holders as soon as practicable, but not later than

                 45 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                          (i)  [intentionally omitted]

                          (j) During a period of 180 days from the date of the International Pricing Agreement, the Company will not, without the prior written consent of Merrill Lynch International, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any capital stock of the Company or any security convertible or exchangeable into or exercisable for such capital stock (except for Common Shares issued pursuant to employee benefit plans referred to in the Prospectuses, pursuant to the exercise of options referred to in the Prospectuses or pursuant to the employee stock purchase plan of the Company referred to in the Prospectuses) or file any registration statement under the 1933 Act with respect to any of the foregoing (except for registration statements on Form S-8 with respect to employee benefit plans referred to in the Prospectuses or the employee stock purchase plan of the Company referred to in the Prospectuses).

                          (k) In accordance with the Cuba Act and without limitation to the provisions of Sections 6 and 7 hereof, the Company agrees to indemnify and hold harmless each Manager from and against any and all loss, liability, claim damage and expense whatsoever (including fees and disbursements of counsel), as incurred, arising out of any violation by the Company of the Cuba Act.

                          (l) The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                 SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, copying and delivery to the Managers of this Agreement, the International Pricing Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation and delivery of the certificates for the Securities to the Underwriters, including any capital duties, stamp duties and stock or other transfer taxes payable upon the issuance, sale or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, the Selling Shareholders' respective counsel, accountants and other advisors and the Trustees and their respective counsel, (v) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(g) hereof and Section 3(g) of the U.S. Purchase Agreement, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, provided that the Company's obligations with respect to the amounts included in this clause (v) and clause (v) of Section 4 of the U.S. Purchase Agreement shall not exceed $10,000 in the aggregate, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectuses and any amendments or supplements thereto including any term sheet delivered by the Company pursuant to Rule 434 of the 1933 Act Regulations, (vii) the preparation, copying and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, and (ix) the filing fees in connection with the review by the NASD of the terms of the sale of the Securities.

                 (b) The Selling Shareholders, jointly and severally, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Managers and the U.S. Underwriters.

                 (c) If this Agreement is terminated by the Lead Managers in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company and the Selling Shareholders, jointly and severally, shall reimburse the Managers for all of their reasonable out-of-pocket expenses relating to the transactions contemplated hereby, including the reasonable fees and disbursements of counsel for the Managers.

                 (d) The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with repect to such costs and expenses.

                 SECTION 5. Conditions of Managers' Obligations. The obligations of the several Managers hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein contained, to the performance by the Company and the Selling Shareholders of their obligations hereunder, and to the following further conditions:

                          (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Lead Managers, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by a majority in interest of the Managers; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Managers. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period and prior to Closing Time the Company shall have provided evidence satisfactory to the Lead Managers of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

                          (b) At Closing Time the Lead Managers shall have received:

                                  (1)  The favorable opinion, dated as of
                          Closing Time, of McDermott, Will & Emery, counsel for the Company and the Selling Shareholders, in form and substance reasonably satisfactory to counsel for the Managers, to the effect that:

                                        (i)  The Company has been duly
                                  incorporated and is validly existing and in good standing under the laws of the State of Illinois.

                                        (ii)  The Company has corporate power
                                  and authority to conduct its business as described in the Registration Statement and to execute and deliver and perform its obligations under this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement.

                                        (iii)  The Company is duly qualified to
                                  transact business and is in good standing as a foreign corporation in the States of Florida, Indiana, Iowa, Maryland, Michigan, North Carolina, South Carolina, Texas and Virginia (in rendering such opinion such counsel shall be entitled to rely solely on certificates of public officials of such States).

                                        (iv)    The authorized and outstanding
                                  capital stock of the Company is as set forth in the Prospectuses under the caption "Capitalization" and under the caption "Description of Capital Stock"; the issued and outstanding Common Shares, including the Securities to be purchased by the Managers and the U.S. Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any stockholder of the Company arising by operation of law, under the charter or by-laws of the Company or any of its subsidiaries or, to the knowledge of such counsel, under any agreement to which the Company or any of its subsidiaries is a party.

                                        (v)  The shareholders of the Company do
                                  not have any preemptive rights with respect to the Securities to be purchased by the Managers and the U.S. Underwriters from the Selling Shareholders.

                                        (vi)  Except as disclosed in or
                                  specifically contemplated by the
                                  Prospectuses, to the knowledge of such
                                  counsel, there are no outstanding options, warrants or other rights calling for the issuance of any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company. The stock option plans of the Company described in the Prospectuses have been duly authorized by the Company and the descriptions of the stock option granted to Mr. Simon and the stock option plans of the Company contained in the Prospectuses are accurate in all material requests.

                                        (vii)  This Agreement, the
                                  International Pricing Agreement, the U.S.
                                  Purchase Agreement and the U.S. Pricing
                                  Agreement have each been duly authorized, executed and delivered by the Company.

                                        (viii)  Such counsel has been advised
                                  by the Commission that the Registration
                                  Statement has been declared effective under the 1933 Act; any required filing of the Prospectuses pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                                        (ix)  The Registration Statement, the
                                  Prospectuses and each amendment or supplement to the Registration Statement and Prospectuses as of their respective effective or issue dates appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, except that such counsel need not express any opinion as to the financial statements, schedules and other financial data included therein or excluded therefrom, or the exhibits to the Registration Statement (except to the extent set forth in the next sentence of this paragraph) and such counsel need not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectuses. To the knowledge of such counsel without having made any independent investigation and based upon representations of officers of the Company as to the factual matters, there were no contracts or documents required to be described or referred to in, or to be filed as exhibits to, the Registration Statement as of its Effective Date which were not so described, referred to or filed or incorporated by reference as exhibits thereto.

                                        (x)  The Company's Annual Report on
                                  Form 10-K for the fiscal year ended December
                                  31, 1995, its Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1996, its Current Report on Form 8-K dated October 17, 1996 and the description of the Common Shares contained in the Company's Registration Statement on Form 8-A for such securities, as of their respective filing or effective dates, appeared on their face to be appropriately responsive in all material respects to the requirements of the applicable provisions of the 1934 Act, the 1934 Act Regulations, the 1933 Act and the 1933 Act Regulations, except that such counsel need not express any opinion as to the financial statements, schedules and other financial data included therein or excluded therefrom or the exhibits to such documents (except to the extent set forth in the last sentence of paragraph (ix) above).

                                        (xi)  The Common Shares conform in all
                                  material respects to the description thereof under the caption "Description of Capital Stock" in the Prospectuses, and the form of certificate used to evidence the Common Shares is in due and proper form and complies with all requirements of the Illinois Business Corporation Act and with any applicable requirements of the charter and by-laws of the Company.

                                        (xii)  To the knowledge of such counsel
                                  there are no legal or governmental actions, suits or proceedings pending or threatened against the Company or any of its subsidiaries that are required to be described in the Prospectuses that are not described as required.

                                        (xiii)  The information in the
                                  Prospectuses under "Description of Capital
                                  Stock," "Certain United States Federal Tax
                                  Consequences to Non-United States Holders" and in the Registration Statement under Item 15 of Form S-3 to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects; to the knowledge of such counsel, there are no Illinois, New York or United States statutes or regulations that are required to be described in the Prospectuses that are not described as required.

                                        (xiv)  All descriptions in the
                                  Prospectuses of contracts and other documents to which the Company or any of its subsidiaries is a party are accurate in all material respects.

                                        (xv)  No authorization, approval,
                                  consent or order of any governmental
                                  authority or agency or, to the knowledge of such counsel, any court (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which such counsel need express no opinion) is required under the laws of the United States or the States of Illinois or New York (except that such counsel need not express any opinion regarding matters relating to the regulation of insurance companies as such or consumer credit laws) to be obtained by the Company for the due authorization, execution and delivery of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement or in connection with the offering, issuance or sale of the International Securities to the Managers and the U.S. Securities to the U.S. Underwriters; and, except as otherwise stated in such opinion (the form of which has previously been provided to Mayer, Brown & Platt, counsel for the Managers,) the execution, delivery and performance of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not, whether with or without the giving of notice or lapse of time or both, (A) constitute a breach of, or default or Repayment Event by the Company under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, credit agreement, note, or any other agreement or instrument listed on Schedule D hereto, (B) violate the provisions of the charter or by-laws of the Company, (C) contravene any applicable law, statute, rule or regulation of the United States or the States of New York or Illinois, or (D) to the knowledge of such counsel violate any, judgment, order, writ or decree of any New York, Illinois or federal executive, legislative, judicial, administrative or regulatory body applicable to the Company or any of its subsidiaries or any of their respective properties.

                                        (xvi)  To the knowledge of such
                                  counsel, except as disclosed in the
                                  Prospectuses, there are no persons with
                                  registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                                        (xvii)  The Company is not an
                                  "investment company" or an entity
                                  "controlled" by an "investment company," as such terms are defined in the 1940 Act.

                                        (xviii)  No authorization, approval,
                                  consent or order of any governmental
                                  authority or agency or, to the knowledge of such counsel, any court (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained or as may be required under the securities or blue sky laws of the various states, as to which such counsel need express no opinion) is required under the laws of the United States or the States of Illinois or New York (except that such counsel need not express any opinion regarding matters relating to the regulation of insurance companies as such or consumer credit laws) to be obtained by the Selling Shareholders for the execution and delivery of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement or in connection with the offer or sale of the International Securities hereunder and the U.S. Securities pursuant to the U.S. Purchase Agreement or the consummation of the transactions contemplated by this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement; and the Trustees are duly and validly authorized to take each such action without the approval of any other person or court and the execution hereof and of the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement by the Trustees is an act which validly binds each Selling Shareholder which is a trust to the terms of this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement, respectively.

                                        (xix)  This Agreement, the
                                  International Pricing Agreement, the U.S.
                                  Purchase Agreement and the U.S. Pricing
                                  Agreement have each been duly executed and delivered by or on behalf of each Selling Shareholder.

                                        (xx)  The execution, delivery and
                                  performance of this Agreement, the
                                  International Pricing Agreement, the U.S.
                                  Purchase Agreement and the U.S. Pricing
                                  Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated herein and therein and compliance by the Selling Shareholders with the terms of this Agreement and the U.S. Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Shareholders and do not and will not, whether with or without the giving of notice or passage of time or both, violate, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities pursuant to, any treaty, law, statute, regulation or decree, nor will such action result in any violation of the provisions of the trust agreement or other organizational or governing instruments of the Selling Shareholders, if applicable, or any applicable treaty, law, statute or regulation under the laws of the United States or the States of Illinois or New York, or, to the knowledge of such counsel, violate any judgment, order, writ or decree of any government, government instrumentality or court, foreign or domestic, having jurisdiction over any Selling Shareholder; with respect to the Selling Shareholders that are trusts, the trust agreement or other organizational or governing instrument relating to such trust is a valid, binding and enforceable agreement under the laws of the State of Illinois and, to such counsel's knowledge, such agreement or other instrument has not been modified or revoked and is in full force and effect and the powers granted thereby and thereunder to the Trustees were validly granted and have not been modified or revoked and are in full force and effect; and, to the knowledge of such counsel, no legal action is pending or threatened that challenges the validity of such trust agreement or other organizational or governing instrument or such powers granted to the Trustees.

                                        (xxi)  Based solely upon a review of
                                  the Company's stock transfer book, to the knowledge of such counsel, each Selling Shareholder other than Marc S. Simon is, and immediately prior to Closing time will be, the sole registered owner of the International Securities to be sold by such Selling Shareholder; the Simon Agreement has been duly authorized, executed and delivered by the Company and Marc S. Simon, and to the knowledge of such counsel, the Simon Agreement is in full force and effect, without termination or cancellation provisions having been exercised by either party thereto, and is enforceable in accordance with its terms except that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law); upon payment for the International Securities and when the Managers take delivery of the certificates representing the International Securities and, assuming such certificates are registered in the names of the Managers and the Managers purchased such International Securities for value in good faith (as defined in Section 1-201 of the Illinois Uniform Commercial Code (the "UCC")) and without notice of any adverse claim (as defined in Section 8-302 of the UCC), each Manager will have acquired such International Securities free of any adverse claim; and such Selling Shareholder has the full right, power and authority (A) to enter into this Agreement, the International Pricing Agreement, the U.S. Purchase Agreement and the U.S. Pricing Agreement and (B) to sell, transfer and deliver the Securities to be sold by such Selling Shareholder under this Agreement and the U.S. Purchase Agreement.

                                  (2)  The favorable opinion, dated as of
                          Closing Time, of Mayer, Brown & Platt, counsel for the Managers, with respect to the matters set forth in (i) (as to the Company's existence and good standing), (v) (solely as to preemptive rights arising by operation of law or under the charter or by-laws of the Company), (vii), (viii), the first sentence of (ix), (xi) and (xiii) (solely as to the information in the Prospectus under "Description of Capital Stock -- Common Shares") of subsection (b)(1) of this Section.

                                  (3)  In giving their opinions required by
                          subsections (b)(1) and (b)(2), respectively, of this Section, McDermott, Will & Emery and Mayer, Brown & Platt shall each additionally state that such counsel has participated in conferences with officers and representatives of the Company, the Selling Shareholders and representatives of the independent accountants of the Company and the Underwriters, at which the contents of the Registration Statement and the Prospectuses were discussed, and that although such counsel is not required to pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses (except to the extent specifically set forth in subsections
                          (b)(1) and (b)(2) respectively) and are not required to make an independent check or verification thereof, except to the extent otherwise set forth in their opinion, based upon the foregoing, no facts have come to their attention to lead them to believe that as of its effective date, the Registration Statement, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectuses as of their dates (unless the term "Prospectuses" refers to a prospectus which has been provided to the Managers by the Company for use in connection with the offering of the Securities which differs from the Prospectuses on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Managers for such use) and as of the Closing Time contained or contain an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any opinion or belief as to the financial statements, schedules and other financial data included or incorporated by reference therein or excluded from the Registration Statement or the Prospectuses or the exhibits to the Registration Statement.

                          (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Lead Managers shall have received a certificate of the Company signed by the President or a Vice President of the Company and the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company contained in
                 Section 1(a) are true and correct with the same force and effect as though expressly made at and as of Closing Time,
                 (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission. As used in this Section 5(c), the term "Prospectuses" means the Prospectuses in the form first used to confirm sales of the Securities.

                          (d) At Closing Time the Lead Managers shall have received a certificate of each of the Selling Shareholders, dated as of Closing Time, to the effect that (i) to the knowledge of such Selling Shareholder (or, if such Selling Shareholder is a trust, to the knowledge of the Trustees thereof), there has been no material adverse change as described in Section 5(c), (ii) the representations and warranties of such Selling Shareholder contained in Section 1(b) are true and correct with the same force and effect as though expressly made at and as of Closing Time and (iii) such Selling Shareholder has complied in all material respects with all agreements and satisfied all conditions on its part to be performed under this Agreement at or prior to Closing Time.

                          (e) At the time of the execution of this Agreement, the Lead Managers shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Lead Managers, to the effect that (i) they are independent public accountants with respect to the Company within the meaning of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations; (ii) in their opinion, the financial statements and financial statement schedules, if any, audited by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, with respect to the Company's unaudited balance sheet as of June 30, 1996, and the Company's unaudited statements of income, shareholders' equity and cashflows for the twenty-six weeks ended June 30, 1996, and the Company unaudited statements of income and cash flows for the twenty-six weeks ended July 2, 1995, included in the Registration Statement and the Company's condensed financial statements for the same periods included in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1996 and incorporated by reference in the Registration Statement (collectively, the "Unaudited Financial Statements")), nothing has come to their attention which causes them to believe that (A) any material modifications should be made to the Unaudited Financial Statements for them to be in conformity with generally accepted accounting principles or (B) the Unaudited Financial Statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933

                 Act Regulations, the 1934 Act and the 1934 Act Regulations or
                 (C) at a specified date not more than three days prior to the date of this Agreement, there has been any change in the capital stock of the Company or any increase in the long-term debt or any decrease in the working capital or stockholders' equity of the Company as compared with the amounts shown in the June 30, 1996 balance sheet included in the Registration Statement or, during the period from July 1, 1996 to a specified date not more than three days prior to the date of this Agreement, there were any decreases as compared with the corresponding period in the preceding year, in revenues, income from operations, net income or net income per share of the Company, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectuses disclose have occurred or may occur or which such letter discloses have occurred; (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectuses and which are specified by the Lead Managers, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company identified in such letter; and (v) they have compared the information included or incorporated by reference in the Prospectuses under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301 and 402, respectively, of Regulation S-K.

                          (f) At Closing Time the Lead Managers shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three days prior to Closing Time and, if the Company has elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (e) of this Section with respect to certain amounts, percentages and financial information specified by the Lead Managers and deemed to be a part of the Registration Statement pursuant to Rule 430(A)(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

                          (g) At the Closing Time the Securities shall have been approved for inclusion in the Nasdaq National Market and such approval shall not have been withdrawn or limited.

                          (h) At Closing Time and at each Date of Delivery counsel for the Managers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the offer and sale of the International Securities as contemplated herein and the U.S. Securities as contemplated in the U.S. Purchase Agreement and related proceedings, or the fulfillment of any of the conditions herein or therein contained; and all proceedings taken by the Company or the Selling Shareholders in connection with the sale of the International Securities as contemplated herein and the U.S. Securities as contemplated in the U.S. Purchase Agreement shall be reasonably satisfactory in form and substance to the Lead Managers and counsel for the Managers.

                          (i) In the event that the Managers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the International Option Securities, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company and the Selling Shareholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Lead Managers shall have received:

                                  (1)  Certificates, dated such Date of
                          Delivery, of (x) the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company and (y) the Selling Shareholders confirming that the certificates delivered at the Closing Time pursuant to Section 5(c) and 5(d) hereof, respectively, remain true and correct as of such Date of Delivery.

                                  (2) The favorable opinion of McDermott, Will & Emery, counsel for the Company and the Selling Shareholders, in form and substance satisfactory to counsel for the Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(1) and 5(b)(3) hereof.

                                  (3)  The favorable opinion of Mayer, Brown &
                          Platt, counsel for the Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(2) and 5(b)(3) hereof.

                                  (4)  A letter from Arthur Andersen LLP, in
                          form and substance satisfactory to the Lead Managers and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Lead Managers pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(i)(4) shall be a date not more than three days prior to such Date of Delivery.

                 If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Lead Managers by notice to the Company and the Selling Shareholders at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 3(k), 6, 7 and 8 shall survive any such termination and remain in full force and effect.

                 SECTION 6.  Indemnification.

                 (a) The Company and the Selling Shareholders jointly and severally agree to indemnify and hold harmless each Manager and each person, if any, who controls any Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) or Rule 434 of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or prospectus, including the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the indemnifying party and parties; and

                          (iii) against any and all expense whatsoever, as incurred (including, subject to the third sentence of Section 6(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch International), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (A) this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), (B) this indemnity agreement, with respect to any preliminary prospectus, shall not apply to any loss, liability, claim, damage or expense if a copy of the International Prospectus (as then amended or supplemented, if the Company shall have furnished any amendments or supplements thereto to such Manager) was not sent or given by or on behalf of such Manager to the person asserting any such loss, liability, claim, damage or expense if such is required by law at or prior to the written confirmation of the sale of such International Securities to such person and if the International Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, liability, claim, damage or expense, and (C) the obligations of each Selling Shareholder for indemnification pursuant to this Section 6, for contribution pursuant to
Section 7 and for any breach of the representation and warranty of such Selling Shareholder set forth in Section 1(b)(vi) of this Agreement (to the extent such breach does not also constitute a breach of any other representation and warranty of such Selling Shareholder) (together with any liability of such Selling Shareholder under Section 6 of the U.S. Purchase Agreement or for any breach of the representation and warranty set forth in
Section 1(b)(vi) of the U.S. Purchase Agreement (to the extent such breach does not also constitute a breach of any other representation and warranty of such Selling Shareholder)) shall be limited to the net proceeds received by such Selling Shareholder from the sale of his or its Securities pursuant to this Agreement and the U.S. Purchase Agreement.

                 In making a claim for indemnification under this Section 6 or contribution under Section 7 hereof by the Company or the Selling Shareholders, the indemnified parties may proceed against either (1) both the Company and the Selling Shareholders jointly or (2) the Company only, but may not proceed solely against the Selling Shareholders. In the event that the indemnified parties are entitled to seek indemnity or contribution hereunder against any loss, liability, claim, damage and expense incurred with respect to a final judgment from a trial court then, as a precondition to any indemnified party obtaining indemnification or contribution from any Selling Shareholder, the indemnified parties shall first obtain a final judgment from a trial court that such indemnified parties are entitled to indemnity or contribution under this Agreement with respect to such loss, liability, claim, damage or expense (the "Final Judgment") from the Company and the Selling Shareholders and shall seek to satisfy such Final Judgment in full from the Company by making a written demand upon the Company for such satisfaction. Only in the event such Final Judgment shall remain unsatisfied in whole or in part 30 days following the date of receipt by the Company of such demand shall any party entitled to indemnification hereunder have the right to take action to satisfy such Final Judgment by making demand directly on the Selling Shareholders (but only if and to the extent the Company has not already satisfied such Final Judgment, whether by settlement, release or otherwise). The indemnified parties shall, however, be relieved of their obligation to first obtain a Final Judgment, to seek to obtain payment from the Company with respect to such Final Judgment or, having sought such payment, to wait such 30 days after failure by the Company to immediately satisfy any such Final Judgment if (A) the Company files a petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code"), (B) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code, (C) the Company makes an assignment for the benefit of its creditors, or (D) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets. The foregoing provisions of this paragraph are not intended to require any indemnified party to obtain a Final Judgement against the Company or the Selling Shareholders before obtaining reimbursement of expenses pursuant to clause (a)(iii) of this Section 6. However, the indemnified parties shall first seek to obtain such reimbursement in full from the Company by making a written demand upon the Company for such reimbursement. Only in the event such expenses shall remain unreimbursed in whole or in part 30 days following the date of receipt by the Company of such demand shall any indemnified party have the right to receive reimbursement of such expenses from the Selling Shareholders by making written demand directly on the Selling Shareholders (but only if and to the extent the Company has not already satisfied the demand for reimbursement, whether by settlement, release or otherwise). The indemnified parties shall, however, be relieved of their obligation to first seek to obtain such reimbursement in full from the Company or, having made written demand therefor, to wait such 30 days after failure by the Company to immediately reimburse such expenses if (I) the Company files a petition for relief under the Bankruptcy Code, (II) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code,
(III) the Company makes an assignment for the benefit of its creditors, or (IV) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets.

                 (b) Each Manager severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each Selling Shareholder and each Trustee against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection
(a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary international prospectus or the International Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the International Prospectus (or any amendment or supplement thereto).

                 (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. If it so elects within a reasonable time after receipt of such notice, an indemnifying party may assume the defense of such action, with counsel chosen by it, unless the indemnified parties reasonably object to such assumption on the grounds that there are legal defenses available to them which are different from, or in addition to, those available to such indemnifying party. If the indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                 (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                 (e) The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

                 SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Managers on the other hand from the offering of the International Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Managers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                 The relative benefits received by the Company and the Selling Shareholders on the one hand and the Managers on the other hand in connection with the offering of the International Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the International Securities pursuant to this Agreement (before deducting expenses) received by the Selling Shareholders and the total underwriting discount received by the Managers, in each case as set forth on the cover of the International Prospectus, bear to the aggregate initial public offering price of the International Securities as set forth on such cover.

                 The relative fault of the Company and the Selling Shareholders on the one hand and the Managers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company, the Selling Shareholders and the Managers agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                 Notwithstanding the provisions of this Section 7, no Manager shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Manager has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

                 No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 For purposes of this Section 7, each person, if any, who controls a Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Manager, each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and each Trustee shall have the same rights to contribution as the Selling Shareholder that is a trust of which such Trustee is a Trustee. The Managers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial International Securities set forth opposite their respective names in Schedule A hereto and not joint.

                 Notwithstanding the provisions of this Section 7, each Selling Shareholder's liability for contribution shall be limited as specified in clause (c) of the proviso to Section 6(a). Any claim for contribution pursuant to this Section 7 against any of the Selling Shareholders may be made only in accordance with the last paragraph of Section 6(a).

                 The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

                 SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the International Pricing Agreement, or contained in certificates of officers of the Company or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Manager or controlling person, or by or on behalf of the Company or the Selling Shareholders, and shall survive delivery of the International Securities to the Managers.

                 SECTION 9.  Termination of Agreement.

                 (a) The Lead Managers may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the International Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Lead Managers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Shares has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or Illinois authorities. As used in this Section 9(a), the term "International Prospectus" means the International Prospectus in the form first used to confirm sales of the International Securities.

                 (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof. Notwithstanding any such termination, the provisions of Sections 1, 3(k), 6, 7 and 8 hereof shall remain in effect.

                 SECTION 10. Default by One or More of the Managers. If one or more of the Managers shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement and the International Pricing Agreement (the "Defaulted Securities"), the Lead Managers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Managers, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Lead Managers shall not have completed such arrangements within such 24-hour period, then:

                          (a) if the number of Defaulted Securities does not exceed 10% of the number of International Securities to be purchased on such date, each of the non-defaulting Managers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Managers, or

                          (b) if the number of Defaulted Securities exceeds 10% of the number of International Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Managers to purchase and of the relevant Selling Shareholders to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Manager.

                 No action taken pursuant to this Section shall relieve any defaulting Manager from liability in respect of its default.

                 In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Managers to purchase and the relevant Selling Shareholders to sell the relevant International Option Securities, as the case may be, either
(i) the Lead Managers or (ii) the Company and any Selling Shareholder shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "Manager" includes any person substituted for a Manager under this Section 10.

                 SECTION 11. Default by One or More of the Selling Shareholders. If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of International Securities that such Selling Shareholder or Selling

Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of International Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the Managers may, at the option of the Lead Managers, by notice from the Lead Managers to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 1, 3(k), 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the International Securities which the non-defaulting Selling Shareholders have agreed to sell hereunder. No action taken pursuant to this
Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

                 In the event of any default by any Selling Shareholder as referred to in this Section 11, each of the Lead Managers, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectuses or in any other documents or arrangements.

                 SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Managers shall be directed to the Lead Managers at Merrill Lynch & Co., 5500 Sears Tower, Chicago, Illinois 60606, attention of Jeffrey C. Neal; notices to the Company shall be directed to it at APAC TeleServices, Inc., One Parkway North Center, Suite 510, Deerfield, Illinois 60015, attention of Marc
S. Simon; notices to any Selling Shareholder which is not a trust shall be directed to Theodore G. Schwartz and Marc S. Simon, One Parkway North Center, Suite 510, Deerfield, Illinois 60015; and notices to the Selling Shareholders which are trusts shall be directed to M. Christine Schwartz, c/o TCS Group, L.L.C., 1200 Shermer Road, Suite 212, Northbrook, Illinois 60062.

                 SECTION 13. Parties. This Agreement and the International Pricing Agreement shall each inure to the benefit of and be binding upon the Managers, the Company and the Selling Shareholders and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement or the International Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Managers, the Company and the Selling Shareholders and their respective successors, heirs and legal representatives and the controlling persons, officers and directors and Trustees referred to in Sections 6 and 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the International Pricing Agreement or any provision herein or therein contained. This Agreement and the International Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Managers, the Company and the Selling Shareholders and their respective successors, heirs and legal representatives and said controlling persons, officers and directors and Trustees and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Manager shall be deemed to be a successor by reason merely of such purchase.

                 SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to each of the Company and the Selling Shareholders, a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Managers, the Company and the Selling Shareholders in accordance with its terms.

                                  Very truly yours,

                                  APAC TELESERVICES, INC.


                                  By:
                                     ----------------------------------------
                                     Title:


                                  -------------------------------------------
                                  Theodore G. Schwartz



                                  -------------------------------------------
                                  M. Christine Schwartz, not individually, but solely as Co-Trustee of the Trust
                                  Seven Hundred Thirty U/A/D 4/2/94



                                  -------------------------------------------
                                  Robert H. Wicklein, not individually,
                                  but solely as Co-Trustee of the Trust Seven
                                  Hundred Thirty U/A/D 4/2/94



                                  -------------------------------------------
                                  John J. Abens, not individually, but
                                  solely as Co-Trustee of the Trust Seven
                                  Hundred Thirty U/A/D 4/2/94



                                  -------------------------------------------
                                  Heidi Schoeffer, not individually, but
                                  solely as Co-Trustee of the Trust Seven
                                  Hundred Thirty U/A/D 4/2/94



                                  -------------------------------------------
                                  M. Christine Schwartz, not individually, but solely as Co-Trustee of the Trust
                                  Four Hundred Thirty U/A/D 4/2/94

                                  -------------------------------------------
                                  Robert H. Wicklein, not individually,
                                  but solely as Co-Trustee of the Trust
                                  Four Hundred Thirty U/A/D 4/2/94


                                  -------------------------------------------
                                  John J. Abens, not individually, but
                                  solely as Co-Trustee of the Trust Four
                                  Hundred Thirty U/A/D 4/2/94


                                  -------------------------------------------
                                  Heidi Schoeffer, not individually, but
                                  solely as Co-Trustee of the Trust Four
                                  Hundred Thirty U/A/D 4/2/94


                                  -------------------------------------------
                                  M. Christine Schwartz, not individually, but solely as Trustee of the Schwartz
                                  1996 Charitable Remainder Unitrust


                                  -------------------------------------------
                                  Marc S. Simon





CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
SMITH BARNEY INC.
WILLIAM BLAIR & COMPANY, L.L.C.


By:  MERRILL LYNCH INTERNATIONAL


By:
   ----------------------------------------
       Authorized Signatory

For themselves and as Lead Managers of the other
Managers named in Schedule A hereto.

                                   SCHEDULE A

                                                                                      Number of
                                                                                       Initial
                                                                                   International
  Name of Manager                                                                    Securities
  ---------------                                                                    ----------

Merrill Lynch International . . . . . . . . . . . . . . . . . . . . . . . . .
Lehman Brothers International (Europe). . . . . . . . . . . . . . . . . . . .
Smith Barney Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
William Blair & Company, L.L.C. . . . . . . . . . . . . . . . . . . . . . . .




                                                                                     --------

   Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         820,000
                                                                                      =======




                                   Sch A - 1

                                   SCHEDULE B

                                                                                              Maximum
                                                                              Number of      Number of
                                                                               Initial     International
                                                                            International     Option
                                                                             Securities      Securities
         Name                                                                to be sold      to be sold
         ----                                                                ----------      ----------



Theodore G. Schwartz    . . . . . . . . . . . . . . . . . . . . . . . . . .    180,000

Schwartz 1996 Charitable
         Remainder Unitrust . . . . . . . . . . . . . . . . . . . . . . . .    220,000        120,000

Trust Seven Hundred Thirty  . . . . . . . . . . . . . . . . . . . . . . . .
         U/A/D 4/2/94 . . . . . . . . . . . . . . . . . . . . . . . . . . .    200,000

Trust Four Hundred Thirty . . . . . . . . . . . . . . . . . . . . . . . . .
         U/A/D 4/2/94 . . . . . . . . . . . . . . . . . . . . . . . . . . .    200,000

Marc S. Simon     . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000          3,000
                                                                               -------        -------

                          Total . . . . . . . . . . . . . . . . . . . . . .    820,000        123,000
                                                                               =======        =======





                                   Sch B - 1

                                   SCHEDULE C

                         Certain Clients of the Company


J.C. Penney Life Insurance Company (each contract with J.C.
 Penney Life Insurance Company includes an exhibit thereto regarding the services to be performed for Mass Marketing
 Insurance)
American Bankers Life Assurance Company
Discover Card Services, Inc.
Western Union Financial Services, Inc.
United Parcel Service General Services Company
Chevy Chase Bank
Quill Corporation
John H. Harland Corporation
AT&T





                                   Sch C - 1

                                   SCHEDULE D

                     Certain Contracts and Other Agreements


1. Credit Agreement, dated as of June 5, 1996, among APAC TeleServices, Inc., the Lenders party thereto and Harris Trust and Savings Bank.

2.       APAC TeleServices, Inc. Revolving Note (Facility A) dated as of _____,
         19 __.

3.       APAC TeleServices, Inc. Revolving Note (Facility B) dated as of _____,
         19 __.

4.       APAC TeleServices, Inc. Facility B Term Note dated as of _____, 19 __.

5. All Industrial Revenue Bonds described in the "Notes to Financial Statements" contained in the Prospectus.

6. Registration Rights Agreement dated as of October 3, 1995 between APAC TeleServices, Inc., Theodore G. Schwartz and the Co-Trustees of the 1994 Schwartz Family Trust No. 1 u/a/d April 2, 1994 and the 1994 Schwartz Family Trust No. 2 u/a/d April 2, 1994, as co-trustees.

7. Tax Agreement dated as of October 2, 1995 between APAC TeleServices, Inc., Theodore G. Schwartz and the Co-Trustees of the 1994 Schwartz Family Trust No. 1 u/a/d April 2, 1994 and the 1994 Schwartz Family Trust No. 2 u/a/d April 2, 1994, as co-trustees.

8. Each contract and agreement between the Company and the following clients of the Company:

         J.C. Penney Life Insurance Company (each contract with J.C.
          Penney Life Insurance Company includes an exhibit thereto regarding the services to be performed for Mass Marketing Insurance)
         American Bankers Life Assurance Company
         Discover Card Services, Inc.
         Western Union Financial Services, Inc.
         United Parcel Service General Services Company
         AT&T
         John H. Harland Corporation
         Chevy Chase Bank
         Quill Corporation





                                   Sch D - 1

                                                                       Exhibit A



                                 820,000 Shares

                            APAC TELESERVICES, INC.
                           (an Illinois corporation)

                                 Common Shares

                           (Par Value $.01 Per Share)

                               PRICING AGREEMENT
                               -----------------


                                                                          , 1996
                                                                   -------

MERRILL LYNCH INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
SMITH BARNEY INC.
WILLIAM BLAIR & COMPANY, L.L.C.
as Lead Managers of the several Managers
         c/o     Merrill Lynch International
                 Ropemaker Place
                 25 Ropemaker Street
                 London EC2Y 96Y
                 ENGLAND

Dear Sirs:

         Reference is made to the International Purchase Agreement dated _______, 1996 (the "International Purchase Agreement") relating to the purchase by the several Managers named in Schedule A thereto, for whom you are acting as representatives (the "Lead Managers"), of the above Common Shares (the "Initial International Securities"), of APAC TeleServices, Inc., an Illinois corporation (the "Company").

         Pursuant to Section 2 of the International Purchase Agreement, the Company and the Selling Shareholders named in Schedule B to the International Purchase Agreement (the "Selling Shareholders") agree with each Manager as follows:

                 1. The initial public offering price per share for the Initial International Securities, determined as provided in said
         Section 2, shall be $_________________.

                 2. The purchase price per share for the Initial International Securities to be paid by the several Managers





                                  Exh. A - 1
         shall be $          , being an amount equal to the initial public
         offering price set forth above less $          per share.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.





                                  Exh. A - 2

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Selling Shareholders, a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Managers, the Company and the Selling Shareholders in accordance with its terms.


                                  Very truly yours,

                                  APAC TELESERVICES, INC.



                                  By:
                                     ---------------------------
                                     Title:



                                  ------------------------------
                                  Theodore G. Schwartz



                                  ------------------------------
                                  M. Christine Schwartz, not
                                  individually, but solely as
                                  Co-Trustee of the Trust Seven
                                  Hundred Thirty U/A/D 4/2/94


                                  ------------------------------
                                  Robert H. Wicklein, not
                                  individually, but solely as
                                  Co-Trustee of the Trust Seven
                                  Hundred Thirty U/A/D 4/2/94


                                  ------------------------------
                                  John J. Abens, not
                                  individually, but solely as
                                  Co-Trustee of the Trust Seven
                                  Hundred Thirty U/A/D 4/2/94


                                  ------------------------------
                                  Heidi Schoeffer, not
                                  individually, but solely as
                                  Co-Trustee of the Trust Seven
                                  Hundred Thirty U/A/D 4/2/94





                                  Exh. A - 3

                                  -------------------------------
                                  M. Christine Schwartz, not
                                  individually, but solely as
                                  Co-Trustee of the Trust Four
                                  Hundred Thirty U/A/D 4/2/94


                                  -------------------------------
                                  Robert H. Wicklein, not
                                  individually, but solely as
                                  Co-Trustee of the Trust Four
                                  Hundred Thirty U/A/D 4/2/94


                                  -------------------------------
                                  John J. Abens, not
                                  individually, but solely as
                                  Co-Trustee of the Trust Four
                                  Hundred Thirty U/A/D 4/2/94


                                  -------------------------------
                                  Heidi Schoeffer, not
                                  individually, but solely as
                                  Co-Trustee of the Trust Four
                                  Hundred Thirty U/A/D 4/2/94


                                  -------------------------------
                                  M. Christine Schwartz, not
                                  individually, but solely as
                                  Trustee of the Schwartz 1996
                                  Charitable Remainder Unitrust


                                  -------------------------------
                                  Marc S. Simon





                                  Exh. A - 4

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
SMITH BARNEY INC.
WILLIAM BLAIR & COMPANY, L.L.C.

By:      MERRILL LYNCH INTERNATIONAL


By:
   ---------------------------------------
            Authorized Signatory

For themselves and as Lead Managers of the other Managers named in the Purchase Agreement





                                  Exh. A - 5